UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

WENDY’S/ARBY’S GROUP, INC.
--------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report):		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                            Entry into a Material Definitive Agreement.

On March 17, 2009, Wendy’s International Holdings, LLC (“Wendy’s Holdings”), a direct wholly owned subsidiary of Wendy’s/Arby’s Group, Inc. (“Wendy’s/Arby’s Group”), Wendy’s International, Inc. (“Wendy’s”), an indirect wholly owned subsidiary of Wendy’s/Arby’s Group, Arby’s Restaurant Group, Inc. (“ARG”), an indirect wholly owned subsidiary of Wendy’s/Arby’s Group, and Arby’s Restaurant Holdings, LLC (“Arby’s Holdings”), an indirect wholly owned subsidiary of Wendy’s/Arby’s Group, (Wendy’s Holdings, Wendy’s, ARG and Arby’s Holdings, collectively, the “Borrowers”), entered into an increase joinder agreement (the “Increase Joinder”) with Citicorp North America, Inc., The Huntington National Bank, Fifth Third Bank, Wells Fargo Bank, National Association and Bank of America, N.A., providing for a $70 million increase in revolving credit commitments.

The Increase Joinder was entered into pursuant to Section 2.19 of the Amended and Restated Credit Agreement dated as of July 25, 2005, as amended and restated as of March 11, 2009 (the “Credit Agreement”), among the Borrowers, Triarc Restaurant Holdings, LLC, the Lenders and Issuers party thereto, Citicorp North America, Inc., as administrative agent and collateral agent (the “Administrative Agent”), Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as co-syndication agents, Wachovia Bank, National Association, SunTrust Bank and GE Capital Franchise Finance Corporation, as co-documentation agents, and Citigroup Global Markets Inc., Banc of America Securities LLC and Credit Suisse, Cayman Islands Branch, as joint lead arrangers and joint book-running managers.  The Increase Joinder increases the revolving credit commitments under the Credit Agreement from $100 million to $170 million in the aggregate.

The foregoing summary is qualified in its entirety by reference to the Increase Joinder, the form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Citigroup Global Markets Inc. acted as sole arranger for both the Credit Agreement amendment and restatement on March 11, 2009 and the increased revolving credit commitments described above.  All of the lenders under the Increase Joinder or their affiliates have from time to time provided investment banking, commercial banking or other financial services to Wendy’s/Arby’s Group or its affiliates, for which they received customary fees and commissions.  The lenders under the Increase Joinder or their affiliates may also provide these services to Wendy’s/Arby’s Group or its affiliates from time to time in the future.

Item 9.01.    Financial Statements and Exhibits.

(d)                 Exhibits

10.1
Form of Increase Joinder dated as of March 17, 2009 among Arby’s Restaurant Group, Inc., Wendy’s International Holdings, Inc., Arby’s Restaurant Holdings, LLC, Wendy’s International, Inc., Citicorp North America, Inc., The Huntington National Bank, Fifth Third Bank, Wells Fargo Bank, National Association and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
By: /s/ NILS H. OKESON
Nils H. Okeson
Senior Vice President,
Dated: March 20, 2009	General Counsel and Secretary

EXHIBIT INDEX

Exhibit          Description

10.1
Form of Increase Joinder dated as of March 17, 2009 among Arby’s Restaurant Group, Inc., Wendy’s International Holdings, Inc., Arby’s Restaurant Holdings, LLC, Wendy’s International, Inc., Citicorp North America, Inc., The Huntington National Bank, Fifth Third Bank, Wells Fargo Bank, National Association and Bank of America, N.A.